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                                                                   EXHIBIT 10.12


                            PRIDE INTERNATIONAL, INC.
                                 1993 DIRECTORS'
                                STOCK OPTION PLAN

                                Fourth Amendment


     Pride International, Inc. (the "Company") having previously established the Pride Petroleum Services, Inc. 1993 Directors' Stock Option Plan effective February 22, 1993, as thereafter amended effective May 22, 1997 and December 4, 1997 (the "Plan"), and having reserved the right under Section XVIII thereof to amend the Plan, does hereby amend Section 12.4 of the Plan by deleting it in its entirety.

     This Amendment shall be effective as of August 21, 2001.


                                       PRIDE INTERNATIONAL, INC.


                                       By: /s/ ROBERT W. RANDALL
                                          -------------------------------------
                                          Robert W. Randall, Vice President